Impairment loss	12 Months Ended
Mar. 31, 2017
Impairment loss
Impairment loss

7. Impairment loss

        During the year ended March 31, 2017, the Group recorded an impairment loss of $5,287 related to Insys client base, the asset identified upon acquisition of Insys Group, Inc., discussed in Note 3 above. The impairment loss was caused primarily by a decrease in originally anticipated revenue growth rates, resulting in lower projections of the future cash flows that were not sufficient to support the recorded net book value of the asset. Assumptions used in measuring the fair value of the client base included the discount rates, attrition and growth rates. In determining the estimated fair values of the client base, the Group employed a Discounted Cash Flow ("DCF") analysis.

        The Group also performed tests for goodwill impairment. Except for Insys, no indications of goodwill impairment were identified for the Group. Due to the existing impairment indicators, an additional assessment was performed for goodwill assigned to Insys by comparing the implied fair value of goodwill to its carrying amount. In the determination of the implied fair value of goodwill the Group compared the fair value of the reporting unit to the estimated fair value of its assets and liabilities. As the implied fair value of the goodwill exceeded its carrying value, no impairment charge was recorded.

        The Group considers all current information in determining the need for or calculating the amount of any impairment charges, however, future changes in events or circumstances, could result in decreases in the fair values of its intangible assets and goodwill.